Exhibit 99.5

20210215115542

Kansas Corporation Commission

THE STATE CORPORATION COMMISSION

OF THE STATE OF KANSAS

Before Commissioners:	Andrew J. French, Chairperson
Dwight D. Keen
Susan K. Duffy

In the Matter of Record Natural Gas Prices and	)
Potential System Reliability Issues from	) Docket No. 21-GIMX-303-MIS
Unprecedented and Sustained Cold Weather.	)

EMERGENCY ORDER

This matter comes before the State Corporation Commission of the State of Kansas (Commission) for consideration and decision. Having reviewed the pleadings and record, the Commission makes the following findings:

1.    On February 14, 2021, Governor Kelly issued an State of Disaster Emergency due to wind chill warnings and stress on utility and natural gas providers, noting that the current sub-zero temperatures are causing increased energy demand and natural gas supply constraints throughout Kansas, and utilities are currently experiencing wholesale natural gas price increase from 10 to 100 times higher than normal (the “2021 Winter Weather Event”). Those costs will eventually flow through to consumers through increases in monthly natural gas and electric bills. Additionally, Kansas utilities are facing potential reliability issues related to the prolonged arctic temperatures. Therefore, under these circumstances, the Commission, pursuant to K.S.A. 77-536(a), will exercise its powers to protect the public from immediate danger to health, safety, and welfare.

2.    In the public interest, the Commission has jurisdiction to regulate and oversee certain facets of service provided by natural gas public utilities and electric utilities operating in the State, and is empowered to do certain things necessary and convenient to exercise its authority.1

3.    K.S.A. 77-536(a) provides State agencies with the authority to act when there is “an immediate danger to the public health, safety or welfare requiring immediate state agency action.” Pursuant to K.S.A. 77-536(a), the Commission directs all jurisdictional natural gas and electric utilities to coordinate efforts and take all reasonably feasible, lawful, and appropriate actions to ensure adequate transportation of natural gas and electricity to interconnected, non-jurisdictional Kansas utilities. Jurisdictional natural gas and electric utilities are ordered to do everything necessary to ensure natural gas and electricity service continues to be provided to their customers in Kansas.

4.    The Commission authorizes every jurisdictional electric and natural gas distribution utility that incurs extraordinary costs associated with ensuring that their customers or the customers of interconnected Kansas utilities that are non-jurisdictional to the Commission continue to receive utility service during this unprecedented cold weather event to defer those costs to a regulatory asset account. Such costs include but are not limited to the cost of procuring and transporting natural gas supplies for jurisdictional utility customers, costs associated with jurisdictional utilities coordinating and assisting non-jurisdictional utilities with the transportation of gas supplies2, and any other reasonable costs necessary to ensure stability and reliability of natural gas and electricity service. These deferred costs may also include carrying costs at the utility’s weighted average cost of capital. All deferred costs shall be segregated by detailed cost category and shall contain enough detail for the Commission to perform a subsequent review for prudence and reasonableness. This deferral is for accounting

[1]	K.S.A. 66-1,201; K.S.A. 66-101.
[2]	Nothing in this section is intended to require a jurisdictional utility to procure natural gas supplies for non-jurisdictional utilities.

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purposes only. Any decisions related to ratepayer recovery will be addressed in future proceedings.

5.    Each utility bears the burden of proof that the costs described in paragraph 4: (1) would not have been incurred but for the 2021 Winter Weather Event, and (2) are just, reasonable, and necessary to provide utility services during this extraordinary event. Once this 2021 Winter Weather Event is over, and after all costs have been accumulated and recorded, each jurisdictional utility is directed to file a compliance report in this Docket detailing the extent of such costs incurred, and present a plan to minimize the financial impacts of this event on ratepayers over a reasonable time frame.

THEREFORE, THE COMMISSION ORDERS:

A.    All jurisdictional natural gas and electric utilities are directed to coordinate efforts and take all reasonably feasible, lawful, and appropriate actions to ensure adequate delivery of natural gas and electricity to interconnected, non-jurisdictional utilities in Kansas.

B.    Jurisdictional natural gas and electric utilities are ordered to do all things possible and necessary to ensure natural gas and electricity utility services continue to be provided to their customers in the State.

C.    Every electric and natural gas distribution utility that incurs extraordinary costs associated with ensuring its customers or the customers of interconnected Kansas utilities that are non-jurisdictional to the Commission continue to receive utility service during this unprecedented cold weather event is authorized to defer those costs to a regulatory asset account.

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BY THE COMMISSION IT IS SO ORDERED.

French, Chairperson; Keen, Commissioner; Duffy, Commissioner

Dated:    02/15/2021

/s/ Lynn M. Retz
Lynn M. Retz
Executive Director

BGF

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CERTIFICATE OF SERVICE

21-GIMX-303-MIS

I, the undersigned, certify that a true copy of the attached Order has been served to the following by means of electronic service on 02/15/2021.

MONTE PRICE	KENNETH R. SMITH, EXECUTIVE VP
AMARILLO NATURAL GAS COMPANY	AMERICAN ENERGIES GAS SERVICE, LLC
2915 I-40 WEST	915 ONE ENERGY SQUARE
AMARILLO, TX 79109	4925 GREENVILLE AVE STE 915
Fax: 806-352-3721	DALLAS, TX 75206
mwprice@anginc.net	Fax: 0—
ksmith@trekresources.com

DAWN GRAFF, MIDSTREAM ACCOUNTING MANAGER	SHELLY M BASS, SENIOR ATTORNEY
ANADARKO NATURAL GAS COMPANY	ATMOS ENERGY CORPORATION
1099 18th Street	5430 LBJ FREEWAY
DENVER, CO 80202	1800 THREE LINCOLN CENTRE
dawn.graff@anadarko.com	DALLAS, TX 75240
shelly.bass@atmosenergy.com

ATTN: GAS SERVICE CONTACT	ROB DANIEL, MGR. REG. & FINANCE
ATMOS ENERGY CORPORATION	BLACK HILLS/KANSAS GAS UTILITY COMPANY LLC
5420 LBJ FWY STE 1600 (75240)	D/B/A Black Hills Energy
P O BOX 650205	601 NORTH IOWA STREET
DALLAS, TX 75265-0205	LAWRENCE, KS 66044
jennifer.ries@atmosenergy.com	rob.daniel@blackhillscorp.com

ANN STICHLER, SNR. ANALYST-REG. & FINANCE	DARI DORNAN, ASSOCIATE GENERAL COUNSEL
BLACK HILLS/KANSAS GAS UTILITY COMPANY LLC	BLACK HILLS/KANSAS GAS UTILITY COMPANY, LLC
D/B/A Black Hills Energy	D/B/A BLACK HILLS ENERGY
2287 College Road	1731 Windhoek Drive
Council Bluffs, IA 51503	Lincoln, NE 68512
ann.stichler@blackhillscorp.com	dari.dornan@blackhillscorp.com

TOM STEVENS, DIRECTOR REGULATORY & FINANCE	SARAH MADDEN, OFFICE MANAGER
BLACK HILLS/KANSAS GAS UTILITY COMPANY, LLC	BUTLER RURAL ELECTRIC COOPERATIVE ASSN., INC.
D/B/A BLACK HILLS ENERGY	D/B/A VELOCITY
655 EAST MILLSAP DRIVE	216 S VINE ST
FAYETTEVILLE, AR 72703	PO BOX 1242
tom.stevens@blackhillscorp.com	ELDORADO, KS 67042
Fax: 316-321-9980
smadden@butler.coop

CERTIFICATE OF SERVICE

21-GIMX-303-MIS

JOSEPH R. ASTRAB, ATTORNEY	TODD E. LOVE, ATTORNEY
CITIZENS’ UTILITY RATEPAYER BOARD	CITIZENS’ UTILITY RATEPAYER BOARD
1500 SW ARROWHEAD RD	1500 SW ARROWHEAD RD
TOPEKA, KS 66604	TOPEKA, KS 66604
Fax: 785-271-3116	Fax: 785-271-3116
j.astrab@curb.kansas.gov	t.love@curb.kansas.gov

DAVID W. NICKEL, CONSUMER COUNSEL	SHONDA RABB
CITIZENS’ UTILITY RATEPAYER BOARD	CITIZENS’ UTILITY RATEPAYER BOARD
1500 SW ARROWHEAD RD	1500 SW ARROWHEAD RD
TOPEKA, KS 66604	TOPEKA, KS 66604
Fax: 785-271-3116	Fax: 785-271-3116
d.nickel@curb.kansas.gov	s.rabb@curb.kansas.gov

DELLA SMITH	SHERI RICHARD, DIRECTOR, RATES AND REGULATORY
CITIZENS’ UTILITY RATEPAYER BOARD	AFFAIRS
1500 SW ARROWHEAD RD	EMPIRE DISTRICT ELECTRIC COMPANY
TOPEKA, KS 66604	602 S JOPLIN AVENUE
Fax: 785-271-3116	PO BOX 127
d.smith@curb.kansas.gov	JOPLIN, MO 64802
Fax: 417-625-5169
sheri.richard@libertyutilities.com

KELLY WALTERS, VICE-PRESIDENT	CATHRYN J. DINGES, CORPORATE COUNSEL
EMPIRE DISTRICT INDUSTRIES, INC.	EVERGY KANSAS CENTRAL, INC
602 JOPLIN	818 S KANSAS AVE
PO BOX 127	PO BOX 889
JOPLIN, MO 64802-0127	TOPEKA, KS 66601-0889
Fax: 417-625-5173	Fax: 785-575-8136
kwalters@empiredistrict.com	cathy.dinges@evergy.com

LARRY WILKUS, DIRECTOR, RETAIL RATES	ROBERT J. HACK, LEAD REGULATORY COUNSEL
EVERGY KANSAS CENTRAL, INC	EVERGY METRO, INC
FLOOR#10	D/B/A EVERGY KANSAS METRO
818 S KANSAS AVE	One Kansas City Place
TOPEKA, KS 66601-0889	1200 Main St., 19th Floor
larry.wilkus@evergy.com	Kansas City, MO 64105
Fax: 816-556-2787
rob.hack@evergy.com

KIRK HEGER, PRESIDENT	MARK DOTY
FREEDOM PIPELINE, LLC	GLEASON & DOTY CHTD
PO BOX 100	401 S MAIN ST STE 10
HUGOTON, KS 67951	PO BOX 490
ag1stkh@pld.com	OTTAWA, KS 66067-0490
Fax: 785-842-6800
doty.mark@gmail.com

CERTIFICATE OF SERVICE

21-GIMX-303-MIS

THOMAS E. GLEASON, JR., ATTORNEY	COLLEEN JAMISON
GLEASON & DOTY CHTD	JAMISON LAW, LLC
PO BOX 6	P O BOX 128
LAWRENCE, KS 66044	TECUMSEH, KS 66542
Fax: 785-856-6800	colleen.jamison@jamisonlaw.legal
gleason@sunflower.com

COLE BAILEY, LITIGATION COUNSEL	BRIAN G. FEDOTIN, GENERAL COUNSEL
KANSAS CORPORATION COMMISSION	KANSAS CORPORATION COMMISSION
1500 SW ARROWHEAD RD	1500 SW ARROWHEAD RD
TOPEKA, KS 66604	TOPEKA, KS 66604
Fax: 785-271-3354	Fax: 785-271-3354
c.bailey@kcc.ks.gov	b.fedotin@kcc.ks.gov

TERRI PEMBERTON, CHIEF LITIGATION COUNSEL	MARK DOLJAC, DIR RATES AND REGULATION
KANSAS CORPORATION COMMISSION	KANSAS ELECTRIC POWER CO-OP, INC.
1500 SW ARROWHEAD RD	600 SW CORPORATE VIEW
TOPEKA, KS 66604	PO BOX 4877
Fax: 785-271-3354	TOPEKA, KS 66604-0877
t.pemberton@kcc.ks.gov	Fax: 785-271-4888
mdoljac@kepco.org

JANET BUCHANAN, DIRECTOR-REGULATORY AFFAIRS	JUDY JENKINS HITCHYE, MANAGING ATTORNEY
KANSAS GAS SERVICE, A DIVISION OF ONE GAS, INC.	KANSAS GAS SERVICE, A DIVISION OF ONE GAS, INC.
7421 W 129TH ST	7421 W 129TH ST
OVERLAND PARK, KS 66213-2713	OVERLAND PARK, KS 66213-2713
Fax: 913-319-8622	Fax: 913-319-8622
janet.buchanan@onegas.com	judy.jenkins@onegas.com

JAMES FLAHERTY, ANDERSON BYRD	JAMES BRUNGARDT, MANAGER, REGULATORY
LIBERTY UTILITIES CORP	RELATIONS
P.O. BOX 17	MID-KANSAS ELECTRIC COMPANY, LLC
OTTAWA, KS 66067	301 W 13TH ST
jflaherty@andersonbyrd.com	PO BOX 980
HAYS, KS 67601
Fax: 785-623-3395
jbrungardt@sunflower.net

TOM MEIS, VICE PRESIDENT FINANCE, CFO	STEPHEN J. EPPERSON, CEO
MIDWEST ENERGY, INC.	PIONEER ELECTRIC COOP. ASSN., INC.
1330 CANTERBURY DRIVE	1850 W OKLAHOMA
PO BOX 898	PO BOX 368
HAYS, KS 67601-0898	ULYSSES, KS 67880-0368
Fax: 785-625-1494	Fax: 620-356-4306
tmeis@mwenergy.com	sepperson@pioneerelectric.coop

CERTIFICATE OF SERVICE

21-GIMX-303-MIS

KIRK A. GIRARD, ASSISTANT CEO	RANDY MAGNISON, EXEC VP & ASST CEO
PRAIRIE LAND ELECTRIC COOPERATIVE, INC.	SOUTHERN PIONEER ELECTRIC COMPANY
14935 US HWY 36	1850 W OKLAHOMA
PO BOX 360	PO BOX 430
NORTON, KS 67654-0360	ULYSSES, KS 67880-0368
Fax: 785-877-3572	Fax: 620-356-4306
kgirard@ple.coop	rmagnison@pioneerelectric.coop

THOMAS K. HESTERMANN, MANAGER, REGULATORY	SHANE LAWS, CEO
RELATIONS	VICTORY ELECTRIC COOPERATIVE ASSN., INC.
SUNFLOWER ELECTRIC POWER CORPORATION	3230 N 14TH ST
301 W. 13TH	PO BOX 1335
PO BOX 1020	DODGE CITY, KS 67801-1335
HAYS, KS 67601-1020	Fax: 620-227-8819
Fax: 785-623-3373	shane@victoryelectric.net
tkhestermann@sunflower.net

THOMAS RUTH, GENERAL MANAGER	BRUCE MUELLER, CEO
WESTERN COOPERATIVE ELECTRIC ASSN., INC.	WHEATLAND ELECTRIC COOPERATIVE
635 S 13TH ST	D/B/A Wheatland Broadband Services
PO BOX 278	101 SOUTH MAIN STREET
WAKEENEY, KS 67672-0278	P.O. BOX 230
Fax: 785-743-2717	SCOTT CITY, KS 67871
tomr@westerncoop.com	Fax: 620-872-7170
bmueller@weci.net

JOEL D. BRYAN, DIRECTOR OF FINANCE
WHEATLAND ELECTRIC COOPERATIVE, INC.
101 MAIN ST
PO BOX 230
SCOTT CITY, KS 67871-0230
Fax: 620-872-7170
electric@weci.net

/S/ DeeAnn Shupe
DeeAnn Shupe